                            FOURTH AMENDMENT
                           (CREDIT AGREEMENT)

     This FOURTH AMENDMENT ("AMENDMENT") dated as of December 26, 1995 is entered into among VECTRA NEVADA, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below), and BANK HAPOALIM, as a Bank.

                               RECITALS

     A. The Borrower has entered into that certain Credit Agreement dated as of January 6, 1994, as amended by the Amendment and Limited Waiver dated
as of August   , 1994, the Second Amendment dated as of October 20, 1994 and the Third Amendment dated as of May 24, 1995 (as so amended, the "CREDIT AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. The Borrower has requested that the Credit Agreement be amended to extend the Revolving Loan Maturity Date from December 31, 1995 to March 31, 1996 for the limited purpose of affording the Borrower an additional three months to finance the full repayment of the Obligations. The Borrower has advised the Agent that it is engaged in ongoing discussions with several institutional lenders and investor groups with the objective of closing a financing, sale or other similar transaction as soon as possible and in any event not later than March 31, 1996 premised on the condition that the net proceeds of such transaction shall be sufficient to repay the then outstanding Obligations in full. The Agent has advised the Borrower that the Banks do not intend to agree to any additional extension of the Revolving Loan Maturity Date.

     C. The Banks are willing to so amend the Credit Agreement, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Credit Agreement agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

                                       1.

     2. AMENDMENT. The Credit Agreement is hereby amended by deleting the words "December 31, 1995" in the definition of "Revolving Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement and inserting in their place the words "March 31, 1996."

     3.  LIMITATION OF AMENDMENT.

         (a) The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

         (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4.  ACKNOWLEDGEMENTS.

         (a) The Borrower understands and acknowledges that the three months extension of the Revolving Loan Maturity Date evidenced by the amendment set forth in Section 2, above, is a limited purpose, one-time, accommodation amendment agreed by the Banks for the express purpose of affording the Borrower access to capital while it completes a refinancing, sale or other similar transaction generating sufficient proceeds to enable the Borrower to repay the Obligations in full as soon as possible and in any event not later than the Revolving Loan Maturity Date as extended by this Amendment. The Borrower further acknowledges and agrees that it represented to the Banks, in requesting the extension of the Revolving Loan Maturity Date evidenced by the amendment set forth in Section 2, above, that the Borrower and its Affiliates are engaged in serious ongoing discussions with several institutional lenders and investor groups regarding the full repayment of the Obligations and that the Borrower is confident that a refinancing, sale or other similar transaction will be closed by March 31, 1996 which would generate sufficient funds to repay the Obligations in full and that the Banks have reasonably relied on such representation and would not have otherwise entered into and agreed to this Amendment. The Banks have not agreed or committed to, or otherwise indicated in any way whatsoever that they would consider, any further extension of the Revolving Loan Maturity Date and the Borrower acknowledges that the Banks have made no such agreement or commitment and that the Borrower has no expectation whatsoever that the Banks would consider any further extension of the Revolving Loan Maturity Date.

         (b) The Borrower hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Agreement and other Loan Documents, to the Agent, for itself and on behalf of the Banks and the Managing Agent, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues

                                       2.

to be and remain collateral for the Obligations from and after the date hereof. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that, pursuant to the Security Agreement and other Loan Documents, the Agent, for itself and on behalf of the Banks and the Managing Agent, is entitled to receive and apply all proceeds of the Collateral.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

         (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

         (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

         (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

         (d) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

         (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

         (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

         (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its

                                       3.

terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     6. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     7. AMENDMENT FEE. As consideration for the Banks' agreement to amend the Credit Agreement as set forth in this Amendment, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee ("AMENDMENT FEE") as set forth in a separate amendment fee letter. The payment of the Amendment Fee shall be a condition precedent to the effectiveness of this Amendment.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     9. EFFECTIVENESS. Subject to Section 7, above, this Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent (PROVIDED that all such conditions, including the payment of the Amendment Fee, must be satisfied prior to 5:00 p.m., San Francisco time, on December 29, 1995):

         (a) The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each Bank; and

         (b) The receipt by the Agent of a comprehensive audit of the Receivables constituting Collateral for the Obligations, performed by an independent appraiser designated by the Agent and reasonably acceptable to the Borrower, with results satisfactory to the Banks in their sole discretion, including as to the conformance of the Receivables designated by the Borrower as Eligible Receivables and used by the Borrower in its most recent calculation of the Borrowing Base with the requirements for eligibility set forth in the definition of "Eligible Receivable" in Section
1.1 of the Credit Agreement.

    10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    11.  RELEASE AND WAIVER.

         (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing

                                       4.

Agent being, collectively, the "LENDER AGENTS") in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives
(i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Credit Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS. TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT


                                      5.

LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       VECTRA NEVADA, INC.

                                       By:  /s/ RAY A. FORTNEY
                                            ----------------------------------
                                       Its: PRESIDENT
                                            ----------------------------------


                                       BANQUE PARIBAS, as a Bank and as Agent

                                       By:  /s/ ROBERT S. PINKERTON
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------


                                       By:  /s/ LEE S. BUCKNER
                                            ----------------------------------
                                       Its: GROUP VICE PRESIDENT
                                            ----------------------------------


                                       BANQUE NATIONALE DE PARIS, as a Bank
                                       and as Managing Agent

                                       By:  /s/ RICHARD CUSHING
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------


                                       By:  /s/ ILLIGEBLE
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------

                                       BANK HAPOALIM, as a Bank

                                       By:  /s/ CONRAD WAGNER
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------
                                       By:  /s/ ERIK VERDULIER
                                            ----------------------------------
                                       Its: AT
                                            ----------------------------------
                                      6.